Exhibit 10.63

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Sheppard, Mullin, Richter & Hampton LLP

650 Town Center Drive, 4th Floor

Costa Mesa, California 92626

Attention: David E. Hengstler, Esquire

THIS SPACE ABOVE FOR RECORDER’S USE

THIRD MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT

(Short Form – Las Cimas)

This THIRD MODIFICATION AND ADDITIONAL ADVANCE AGREEMENT (Short Form - Las Cimas) (this “Agreement”) is dated as of January 29, 2013, by and among KBSIII LAS CIMAS IV, a Delaware limited liability company, KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company, and KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company (individually and collectively, “Original Borrower”), KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company (“Additional Borrower” and, together with Original Borrower, collectively, the “Existing Borrower”), and KBSIII TOWER AT LAKE CAROLYN, LLC, a Delaware limited liability company (the “Lake Carolyn Borrower” and, together with the Original Borrower and the Additional Borrower, individually or collectively as the context may require, “Borrower” or “Borrowers”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent (“Agent”) as agent for the Lenders (collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the “Lenders”). This Agreement is made with reference to the following facts:

RECITALS

A.        Original Borrower, Agent and Lenders entered into that certain Loan Agreement dated as of April 30, 2012 (as amended by the 155 Assumption and Joinder Agreement, the First Modification, the Second Modification (as defined in the Long Form Agreement described below), the Lake Carolyn Assumption and Joinder Agreement, each as described below, the “Loan Agreement”). Pursuant to the Loan Agreement, Lenders made a loan, a portion of which is revolving, to Original Borrower in the original principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00) for the purposes set forth therein, which loan was increased to One Hundred Eight Million and No/100 Dollars ($108,000,000.00) (the “Original Loan”) pursuant to that certain Additional Advance and Modification Agreement (Long Form) dated as of June 1, 2012 by and between Borrowers and Agent, on behalf of Lenders (the “First Modification”).

B.        Pursuant to this Agreement and the Long Form Agreement (defined below), Lenders are making the Additional Advance described below and the Committed Amount of the Original Loan is being increased to Two Hundred Million and No/100 Dollars

($200,000,000.00) as more fully set forth in the Long Form Agreement (as amended, the “Loan”).

C.        The Loan is evidenced by one or more Amended and Restated Promissory Notes (Revolving Loan) in the aggregate stated principal amount of $200,000,000.00, executed or joined by Borrower to the order of one or more Lenders (collectively, as the same have been and may in the future be amended, restated or replaced, the “Note”). The Note is secured by, among other things, that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing), executed by KBSIII Las Cimas IV, LLC, a Delaware limited liability company, as trustor, to David Parnell, as trustee, for the benefit of Agent, as beneficiary, dated as of April 30, 2012 and encumbering certain real and personal property located in Travis County, Texas as more particularly described therein, and recorded on May 1, 2012 in the Official Records of Travis County, Texas as Instrument No. 2012067179, as amended by that certain Additional Advance and Modification Agreement (Short Form – Las Cimas) dated as of June 1, 2012 and recorded in the Official Records of Travis County, Texas on June 5, 2012, as Instrument No. 2012089822 (as amended, the “Las Cimas Deed of Trust”).

D.        Subsequently, Original Borrower, Additional Borrower, Agent and Lenders entered into that certain Assumption and Joinder Agreement dated as of May 9, 2012 (the “Assumption and Joinder Agreement”), which, among other things, added Additional Borrower as a “Borrower” under the Note and the other Loan Documents and added the 155 North Property (as defined in the Long Form Agreement defined below), as an Additional Property under the Loan.

E.        Concurrently with the execution of this Agreement, Borrowers, Agent and Lenders are entering into that certain Third Modification and Additional Advance Agreement (Long Form) of even date herewith (the “Long Form Agreement”).

F.        Subject to the terms and conditions contained in the Long Form Agreement, Borrowers, Agent and Lenders have agreed to modify the Loan Agreement and the other Loan Documents to, among other things, (i) add the Lake Carolyn Borrower as a “Borrower” under the Loan, (ii) add the Lake Carolyn Property (as defined in the Long Form Agreement) as an Additional Property under the Loan, (iii) provide for the extension of the Maturity Date, and (iv) increase the amount of the Loan to $200,000,000.00 by making the Additional Advance available to Borrowers.

G.        As used herein, the term “Loan Documents” shall mean the Loan Agreement, the Note, the Deeds of Trust (as defined in the Long Form Agreement, which include, without limitation, the Las Cimas Deed of Trust), the Guaranty, the Environmental Indemnity, the Assumption and Joinder Agreement, the Lake Carolyn Assumption and Joinder Agreement (as defined in the Long Form Agreement), and the other “Loan Documents” as such term is defined in the Loan Agreement and the Long Form Agreement, as any or all of them may have been amended to date. This Agreement and the Long Form Agreement also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.

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AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants, agreement and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        The recitals set forth above are incorporated herein by this reference.

2.        The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement increases the amount of the Loan and makes certain other changes, as more fully set forth therein.

3.        On and subject to the terms and conditions of the Long Form Agreement, Agent and Lenders have agreed to extend to Borrower an additional advance in the amount of $92,000,000.00 (the “Additional Advance”) as more particularly described in the Long Form Agreement and, in connection therewith, to increase the Committed Amount of the Loan from $108,000,000.00 to $200,000,000.00 (the “Increased Committed Amount”), which shall be evidenced by the Note, as amended hereby and by the Long Form Agreement, and having a Maturity Date of February 1, 2016.

4.        The Loan Documents are hereby amended as follows:

(a)        In addition to all other indebtedness and obligations secured thereby, the Deeds of Trust are amended to secure the payment and performance of the Additional Advance, the Increased Committed Amount, the Loan as amended, and all present and future indebtedness and obligations of Borrowers under (i) the Loan Agreement (as amended), (ii) the Note (as amended), (iii) the Long Form Agreement, (iv) this Agreement, (v) any Swap Contracts, (vi) the other Loan Documents, except those Loan Documents that are specifically stated to be unsecured, and (vii) any and all amendments, modifications, renewals and/or extensions of the Loan Agreement, the Note, the Long Form Agreement, this Agreement, any Swap Contracts and/or the other Loan Documents, except those Loan Documents that are specifically stated to be unsecured, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. For purposes of clarification and without limiting the foregoing, the Deeds of Trust shall not secure the Environmental Indemnity, the Guaranty, or any other Loan Document that is expressly stated to be unsecured.

(b)        All references in any of the Deeds of Trust and all other references in the Loan Documents (as amended pursuant to the First Modification) to (i) “One Hundred Eight Million”, “$108,000,000” or other similar references are hereby replaced with “Two Hundred Million” and “$200,000,000”, respectively, and (ii) to the “Note” or “Notes” shall mean the Notes described in the Long Form Agreement.

(c)        All references in any of the Deeds of Trust or the Note and all other references in the Loan Documents to the “Loan” shall mean the Loan, as amended hereby and by the Long Form Agreement.

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(d)        The Additional Advance shall be disbursed in accordance with the terms and conditions for disbursements set forth in the Long Form Agreement.

5.        Each of the Borrowers acknowledges, agrees and reaffirms that the Deeds of Trust secure, in addition to all other indebtedness and obligations stated or specified therein to be secured thereby, (i) all indebtedness and obligations owing under the Loan Agreement, as previously amended and as amended by this Agreement and the Long Form Agreement (and as the same may hereafter be further amended or modified from time to time), (ii) all indebtedness and obligations owing under the Note (as amended hereby and as the same may hereafter be further amended or modified from time to time), (iii) all indebtedness and obligations owing under or in connection with any and all Swap Contracts between Agent or any Lender (or their respective Affiliates and/or successors (to the extent such Swap Contract was executed in connection with the Loan)) and any one or more Borrowers (or their Affiliates (to the extent such Swap Contract was executed in connection with the Loan)), (iv) all obligations owing under each of the Deeds of Trust, and (v) all obligations owing under the other Loan Documents, except those Loan Documents that are specifically stated to be unsecured.

6.        This Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without resort to conflict of law principles.

7.        This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages and notarial pages may be assembled into one original document to be recorded.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

“Agent”:

U.S. BANK NATIONAL ASSOCIATION,

a national banking association

By:	/s/ Adrian B. Montero
Name:	Adrian B. Montero
Title:	Senior Vice President

“Borrowers”:

KBSIII LAS CIMAS IV, LLC,

a Delaware limited liability company

By:	KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII DOMAIN GATEWAY, LLC,

a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 155 NORTH 400 WEST, LLC,

a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII TOWER AT LAKE CAROLYN, LLC,

a Delaware limited liability company

By:	KBSIII REIT ACQUISITION VI, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

KBSIII 1550 WEST MCEWEN DRIVE, LLC,

a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

ACKNOWLEDGMENT

STATE OF CALIFORNIA )
)
COUNTY OF Orange )

On     January 24, 2013                        , before me,     K. Godin                            , a Notary Public, personally appeared     Charles J. Schreiber, Jr.                         who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	K. GODIN Commission # 1852391 Notary Public - California Orange County My Comm. Expires Jun 5, 2013

Signature /s/ Krista Godin

ACKNOWLEDGMENT

STATE OF CALIFORNIA )
)
COUNTY OF Orange )

On     January 24, 2013                        , before me,     K. Godin                            , a Notary Public, personally appeared     Charles J. Schreiber, Jr.                         who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	K. GODIN Commission # 1852391 Notary Public - California Orange County My Comm. Expires Jun 5, 2013

Signature /s/ Krista Godin

ACKNOWLEDGMENT

STATE OF CALIFORNIA )
)
COUNTY OF Orange )

On     January 24, 2013                        , before me,     K. Godin                            , a Notary Public, personally appeared     Charles J. Schreiber, Jr.                         who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	K. GODIN Commission # 1852391 Notary Public - California Orange County My Comm. Expires Jun 5, 2013

Signature /s/ Krista Godin

ACKNOWLEDGMENT

STATE OF CALIFORNIA )
)
COUNTY OF Orange )

On     January 24, 2013                        , before me,     K. Godin                            , a Notary Public, personally appeared     Charles J. Schreiber, Jr.                         who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	K. GODIN Commission # 1852391 Notary Public - California Orange County My Comm. Expires Jun 5, 2013

Signature /s/ Krista Godin

ACKNOWLEDGMENT

STATE OF CALIFORNIA )
)
COUNTY OF Orange )

On     January 24, 2013                        , before me,     K. Godin                            , a Notary Public, personally appeared     Charles J. Schreiber, Jr.                         who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	K. GODIN Commission # 1852391 Notary Public - California Orange County My Comm. Expires Jun 5, 2013

Signature /s/ Krista Godin